INVESTOR PRESENTATION – Q2 2018 EARNINGS JULY 2018 NYSE: HCLP hicrush.com

Forward Looking Statements and Non-GAAP Measures Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “should,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “hope,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” “likely,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Partners LP’s (“Hi-Crush”) reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A, “Risk Factors” of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and any subsequently filed 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Information This presentation may include non-GAAP financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Hi-Crush’s most recent earnings release at www.hicrush.com. 2

Business Update

A Stable and Diverse Platform for Growth We provide our customers with the high-quality, cost-effective proppant and logistics services they require, when and where needed MINE. MOVE. MANAGE. • 17.3mm TPY pro-forma • Largest owned and operated • Fully-integrated, mine to annual production capacity1 terminal network in the wellsite supplier of frac sand • High-quality Northern White industry and logistics solutions and in-basin Permian • Unit train origins and • Our PropStreamTM proprietary reserves destinations provide cost- last mile logistics solution • Industry-leading production effective service to all major delivers sand to the wellsite cost profile U.S. oil and gas basins • Following acquisition of FB • Partnering with preferred Industries, Hi-Crush is the only trucking providers for last mile provider to offer both logistics to ensure efficiency silo and containerized solutions 1) Includes 3.0mm TPY second Kermit facility and 850k TPY Wyeville expansion expected to be operational in December 2018 and early Q1 2019 4

Increasing Demand Supports Strong Outlook HCLP Quarterly Volumes Sold Q2 2018 volumes of 3.0mm tons represents Q3 2018 volumes expected to total 44% YoY and 16% sequential increase, 3.0 - 3.2mm tons; expansion and driven by increased demand and improved development projects to add sales volumes rail service throughout the quarter beginning in early Q1 2019 000s tons 3,500 Quarterly Volumes Sold 3,000 Quarterly Nameplate Capacity 2,985 3,038 2,500 2,618 2,456 2,000 2,113 1,500 1,482 1,409 1,359 1,385 1,181 1,195 1,190 1,209 1,000 1,083 1,024 963 898 849 500 0 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18E Growing through targeted investment and continued execution to meet significant customer demand 5

Network Ownership Provides Logistics Advantage



Wisconsin
Augusta
Blair
Whitehall
Wyeville
Bakken
Marcellus / Utica
DJ Basin
Kermit Complex
Permian
SCOOP / STACK
Haynesville
Eagle Ford
Northern White Sand Facility
In-Basin Sand Facility
Existing Terminal (HCLP owned)
Existing Terminal (Third party)

Logistics Network

- Owned and operated logistics network provides flexibility to address changing demand dynamics, allows for increased profitability from third-party sand transactions, and proactively mitigates impacts of potential bottlenecks
- Owned and operated terminals ensures customer service priority and quality
- Unit train capabilities at majority of 100+ origination / destination pairings

Q2 2018 Summary

- 79% of total volumes sold in-basin
- Managed logistics to the wellsite for 20% of total volumes sold via PropStream

Note: Map does not reflect all third party terminals utilized by Hi-Crush to deliver sand to customers

HI CRUSH PARTNERS LP
Performance Under Pressure

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Q2 2018 Operational Highlights

Q2 2018 Statistics

31% Volumes sold direct to E&Ps	**79%** Volumes sold in-basin
20% Volumes sold through PropStream	**52%** Northern White volumes sold via Tier 1 terminals[1]
14 PropStream crews exiting the quarter	**~250,000** Total tons of storage, including 140k tons of silo and 110k tons of rail storage

Quarterly Highlights

Success in Direct Sales to E&Ps

- Our in-basin Kermit facility and increased adoption of PropStream continue to drive strong performance in volumes sold direct to E&Ps

Kermit Facility Execution

- Our in-basin Kermit facility operated above nameplate capacity throughout the quarter

Delivery Point Optionality a Key

- Our ability to direct shipments through the most efficient of our owned and operated terminals demonstrated a key capability to enable cost savings

Increased Handling of 3rd Party Sand

- Transloading services volumes for third-party sand producers increased quarter over quarter

1) Tier 1 terminals refers to Hi-Crush's Mingo Junction, Odessa, Pecos and Smithfield terminals

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Performance Under Pressure
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Strategy & Acquisition Overview

The Evolution of the Last Mile Landscape

Last Mile Product Market Share by Type



Current
Legacy & Other[1]
Silos
Containers
Future
Legacy & Other[1]
Silos
Containers

- Legacy wellsite storage and delivery systems will continue to be displaced due to inefficiency and safety issues
- Long-term, last mile logistics market to remain balanced between silo and containerized solutions due to unique customer preferences and specific wellsite circumstances, including:
  - Geography
  - Well pad size
  - Distance to wellsite from sand supply
  - Traffic conditions
  - Road infrastructure and condition
  - Storage and inventory needs

By offering both containers and silos, Hi-**Crush's differentiated PropStream service** provides customers the flexibility to choose the solution to best fit their needs

1) Includes SandKings, pneumatic trailers and other equipment

HI CRUSH PARTNERS LP
Performance Under Pressure

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FB Acquisition is the Next Step in Hi-Crush’s Evolution • Expands Hi-Crush’s optionality in sand production, delivery point and wellsite storage Expands Value and management Proposition • Establishes position as the only provider of both silo-based and containerized last mile solutions, providing market differentiation • Solidifies Hi-Crush’s position as the leading provider of mine to wellsite frac sand Furthers Vertical logistics solutions Integration • Further extends Hi-Crush’s lead in vertical integration in the frac sand industry by offering both containerized and silo-based last mile solutions • Enhances Hi-Crush’s ability to meet the frac sand and logistics needs of any customer Increases Addressable Market • Provides Hi-Crush an unrivaled platform in last mile solutions and services addressing 100% of the total market • Expansion of logistics offerings further diversifies revenue and cash flow base Diversifies Earnings Stream • Increased emphasis on large E&P customers who are more likely to maintain drilling and completion activity through cycles 10

FB’s Differentiated Silo-Based Last Mile Solution Eliminates pneumatics via proprietary top-fill conveyor  Proprietary drive-over belly-dump conveyor allows for simultaneous staging and unloading, 90% faster than a pneumatic trailer  Fills silos at 5 tons per minute  Telescopic swivel discharge tube top fills all 6 silos  Conveyor extends over trucks to make efficient use of wellsite real estate  Pull-through operations avoid need for trucks to back into position Result: More efficient use of space, reduced truck wait times and greater truck utilization, higher return on investment for truck operators and eliminates demurrage Substantial proppant buffer capacity enhances flexibility  Titan silo systems provides >30% more storage capacity than competing silo offerings and proppant delivery directly into the blender Result: Greater storage capacity provides better ability to accommodate proppant-intensive completions and FB’s Solution is Superior in Key Categories inconsistent timing of truck deliveries  Capacity: Largest per-system capacity available Fully-enclosed system ensures OSHA compliance  Speed: Faster unloading than any other silo product  Silo system and proprietary top-fill conveyor meet all OSHA  regulations for controlling fugitive dust exposure at the wellsite Safety: Meets or exceeds the highest safety standards Result: Safe, efficient and reliable wellsite management of increased volumes of frac sand while minimizing transportation costs and last mile bottlenecks 11

PropStream's Flexible Solutions to Customer Challenges


MINE.


MOVE.


MANAGE.

E&P Customer Priorities

Surety of Supply

- PropStream's ability to offer customers the option of containerized and/or silo-based last mile solution enables optimization of logistics for each wellsite
- FB Industries' silo solution offers increased capacity for onsite storage, while PropX containers allow for more flexible delivery and wellsite management

Asset Utilization & ROI

- PropStream's integrated container and silo offering completely eliminates need for pneumatic trucks, improving asset turns and driving cost savings
- Flexible offering allows customers to structurally reduce their costs by choosing the last mile solution best suited for individual wellsite environments

Health & Safety

- Completely enclosed containerized delivery system and top-fill conveyor solution for silo system meet all OSHA regulations, eliminate use of pneumatic trailers and reduce overall wellsite traffic
- Facilitates improved wellsite environment through noise reduction

HI CRUSH PARTNERS LP
Performance Under Pressure
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Supply Agreement Reflects Hi-**Crush's Value Proposition**

Amended supply agreement with an existing major E&P customer in the Permian encompasses the full value of Hi-**Crush's** Mine. Move. Manage. operating strategy


MINE.

- Fully underwritten 850,000 TPY expansion of Wyeville facility supports customer's need for Northern White fine mesh in the Permian
- Anchors development of a second 3.0mm TPY Kermit facility (Kermit 2) to provide in-basin 100 mesh to complement their Northern White requirements


MOVE.

- Northern White volumes to be delivered through Hi-Crush's owned and operated terminals in the Permian, maximizing logistics efficiency and reliability of execution


MANAGE.

- Expands PropStream relationship through deployment of additional crews to support customer's move to manufacturing mode in Permian development through optimized last mile delivery of sand to the wellsite

HI CRUSH PARTNERS LP
Performance Under Pressure
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Expanding Capacity to Meet Customer Needs Wyeville Blair Augusta Whitehall Kermit + Kermit 2 Capacity1 2.70mm TPY 2.86mm TPY 2.86mm TPY 2.86mm TPY 6.00mm TPY Northern Northern Northern Northern Permian Type White White White White Pearl Reserve Life1, 2 27 years 40 years 13 years 27 years 17 years Union Canadian Union Canadian Direct to Takeaway Pacific National Pacific National Truck Location Wisconsin Wisconsin Wisconsin Wisconsin West Texas Site 1) Wyeville and Kermit Complex capacity and reserve life calculations are pro-forma for expansions 2) Reserve life estimates based on reserve reports prepared by JT Boyd, as of December 31, 2017 14

Evolution of our Mine. Move. Manage. Strategy Timeline of Hi-Crush’s Operational Evolution Northern White Nameplate Capacity In-Basin Permian Nameplate Capacity Owned and Operated Terminals Container Crews Silo Crews 17.3mm TPY1 13.4mm 20+ 15-20 All values as of year-end TPY 6.0 10.4mm 3.0 TPY 14 7.6mm 14 10 12 6.3mm TPY 12 12 11 TPY 11.3 3.2mm 3.5mm 10.4 TPY TPY 0.8mm TPY 1 0.0 0.0 0.0 0.0 0.0 2011 2012 2013 2014 2015 2016 2017 2018+ July 2018 • Announced agreement to acquire FB Industries, adding a silo-based solution to our PropStream last mile services offering • Announced contract with major E&P fully supporting the expansion of the Wyeville facility and a significant portion of the development of Kermit 2 1) Kermit 2 expected to be completed in December 2018; Wyeville expansion expected to be completed in early Q1 2019 15

Financial Outlook & Results

2018 Guidance Update Metric Guidance Value1 Period Quarterly sales volumes 3.0 - 3.2 million tons Q3 2018 % of capacity contracted2 80%+ Kermit mines, 80%+ Northern White mines 2019+ PropStream crews and FB systems 20+ PropStream crews, 15-20 FB silo systems 2018 exit Total capital expenditures $180 - $210mm FY 2018 Maintenance capex ~$45mm PropStream container crews FB silo construction $30 - $40mm Wyeville expansion $25 - $30mm Kermit 2 $65 - $70mm Other logistics growth projects $15 - $25mm Maintenance capex $1.85 per ton produced and delivered 2018 G&A expenses $12 million per quarter 2018 1) Subject to periodic review and market conditions 2) Contracted capacity reflects pro-forma post Wyeville expansion and Kermit 2 development 17

Capital Structure Evolution Evolution of Debt Maturities Enhances Availability New Senior 500 Notes 400 300 Previous New Current Term Loan ABL Term Loan $mm 200 Current 450 Previous Revolver 100 Revolver 200 200 200 125 75 0 2018 2019 2020 2021 2022 2023 2024 2025 2026 • December 2017: Entered into new 7-year $200mm Term Loan Credit Facility and new 5-year $125mm Revolving Credit Agreement ‒ Increased revolver capacity from $75mm ‒ Extended maturity by 3+ years ‒ Removed limitations on unit repurchases and cash distributions • July 2018: Announced private placement of $450mm senior unsecured notes and new 5-year $200mm Asset-Backed Revolving Credit Facility ‒ Further extended debt maturities to 2023 and 2026 ‒ Removed maintenance covenants ‒ Maintained no limitations on unit repurchases and cash distributions 18

Balance Sheet Maximizes Flexibility for the Future High Yield Bond Offering • In July 2018, announced the private placement of $450mm senior unsecured notes • 8-year maturity in August 2026 • Interest at 9.50% • Ratings of B3 by Moody’s and B- by S&P • No limitation on return of capital to unitholders ABL Credit Facility • In August 2018, will enter into new 5-year $200mm Asset-Backed Revolving Credit Facility (“ABL”) • Replaces current $125mm Revolving Credit Agreement • 5-year facility through August 2023 • No outstanding borrowings as of closing • Pro-forma availability of $120.4mm1 • No limitation on return of capital to unitholders 1) Reflects $141.8mm borrowing base, net of $21.4mm letter of credit commitments 19

Strong Free Cash Flow Generation (Amounts in Millions) FY 2018 FY 2019 Consensus EBITDA1 $309 $259 Expected EBITDA from Expansion Projects - $100 - $150 Distributions Paid through August 20182 ($115) - Cash Interest ($6) ($44) Cash Flow Before Capex $188 $315 - $365 2019 Annual Maintenance Capex - ($25 - $30) Proceeds from Bond Offering, net3 $197 - Capex through Q2 2018 ($37) - Remaining 2018 Capex4 ($130 - $160) - Excess Proceeds from Bond Offering $0 - $30 - Free Cash Flow $188 - $218 $285 - $340 1) Consensus EBITDA based on FactSet and analyst models as of July 9, 2018; all other figures represent company estimates 2) Reflects Q4 2017 distribution paid on February 13, 2018, Q1 2018 distribution paid on May 15, 2018 and Q2 2018 distribution to be paid on August 14, 2018 3) $450mm bond offering proceeds less fees of $9mm, prepayment of Term Loan of $199mm and FB acquisition of $45mm 4) Announced 2018 capex of $180-$210mm less spending through Q2 2018 and supported expansion and development 20

Strong Liquidity and Financial Flexibility $ in 000s June 30, 2018 Pro-Forma Cash $ 25,433 $ 222,433 Revolver/ABL $ - $ - Term loan1 193,741 - Senior unsecured notes2 - 441,000 Other notes payable 1,129 1,129 Total debt $ 194,870 $ 442,129 Net debt $ 169,437 $ 219,696 Revolver/ABL availability3,4 $ 103,580 $ 120,429 1) Senior secured term loan: $200mm original face value at L+3.75% subject to a 0.25% rate increase during any period the Partnership does not have a public corporate family rating of B2 or higher from Moody’s; rated B3 and B- by Moody’s and Standard & Poor’s, respectively; includes accordion feature to increase capacity to $300mm; presented net of discounts and issuance costs 2) Senior unsecured notes: $450mm par value at 9.50%; presented net of issuance costs 3) Revolving credit agreement at June 30, 2018: $103.6mm available at L+2.75% ($125mm capacity less $21.4mm of LCs) 4) Asset-backed credit agreement: $120.4mm available at L+2.25% ($141.8mm borrowing base less $21.4mm of LCs) 21

Key Financial Metrics

$ in 000s, except per ton	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Revenues	$ 135,220	$ 167,583	$ 216,456	$ 218,113	$ 248,520
Adjusted EBITDA[1]	$ 26,544	$ 41,706	$ 59,025	$ 64,464	$ 81,486
Average selling price ($/ton)	$ 64	$ 68	$ 71	$ 73	$ 70
Sales volumes (tons)	2,112,516	2,456,195	2,985,115	2,617,627	3,037,504
Contribution margin ($/ton)[2]	$ 16.73	$ 19.39	$ 23.46	$ 29.08	$ 30.94

- Sequential volume increase of 16% driven by continued increases in demand and improved rail service
- Revenues higher by 14% sequentially, driven by increased sales volumes and higher pricing
- Contribution margin improved to $30.94 per ton driven by higher pricing and increased volumes sold through Hi-Crush's terminal network and at the wellsite through PropStream
- Adjusted EBITDA increased 26% sequentially, driven by increased sales volumes, higher pricing and higher throughput at Hi-Crush's terminal network

1) Adjusted EBITDA is defined as net income plus depreciation, depletion and amortization and interest expense, net of interest income adjusted for earnings from equity method investments, loss on extinguishment of debt and any non-cash impairments of long-lived assets
2) Contribution margin is defined as total revenues less costs of goods sold excluding depreciation, depletion and amortization. Contribution margin excludes other operating expenses and income, including costs not directly associated with the operations of our business such as accounting, human resources, information technology, legal, sales and other administrative activities

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Performance Under Pressure
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Q2 2018 Summary – Statements of Operations Unaudited Quarterly Consolidated Statements of Operations (Amounts in thousands, except per unit amounts) Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Revenues $ 135,220 $ 167,583 $ 216,456 $ 218,113 $ 248,520 Cost of goods sold (excluding depreciation, depletion and amortization) 99,882 119,955 146,428 141,983 154,531 Depreciation, depletion and amortization 7,596 8,805 8,220 7,799 10,482 Gross profit 27,742 38,823 61,808 68,331 83,507 Operating costs and expenses: General and administrative expenses 8,961 9,583 10,787 10,940 12,616 Accretion of asset retirement obligations 114 115 115 126 123 Other operating expenses 143 200 522 1,021 184 Other operating income — (3,554) — — — Income from operations 18,524 32,479 50,384 56,244 70,584 Other income (expense): Earnings from equity method investments 296 128 217 1,166 1,144 Interest expense (2,440) (2,800) (3,091) (3,461) (3,720) Loss on extinguishment of debt — — (4,332) — — Net income $ 16,380 $ 29,807 $ 43,178 $ 53,949 $ 68,008 Earnings per limited partner unit: Basic $ 0.18 $ 0.33 $ 0.48 $ 0.60 $ 0.68 Diluted $ 0.18 $ 0.32 $ 0.47 $ 0.59 $ 0.67 23

Q2 2018 Summary – EBITDA, Adjusted EBITDA, DCF Unaudited EBITDA, Adjusted EBITDA and Distributable Cash Flow (Amounts in thousands) 1) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton produced and delivered through September 30, 2017. Effective October 1, 2017, we increased the estimated reserve replacement cost to $1.85 per ton produced and delivered, due to the addition of our Kermit facility. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital. 24

Investor Contacts Investor Relations Contacts Caldwell Bailey, Lead Analyst, Investor Relations Marc Silverberg, ICR (713) 980-6270 IR@hicrush.com 25